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                                                                   Exhibit 23(a)
                                     ARTHUR
                                    ANDERSEN


                                                    ----------------------------
                                                    Arthur Andersen LLP

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                                                    Suite 1800
                                                    200 Public Square
                                                    Cleveland OH44114
                                                    216 781-2140


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated July 24, 1997 included and incorporated by reference in The Standard Products Company's Form 10-K for the year ended June 30, 1997 and to all references to our Firm included in this registration statement.




                                                  /s/ Arthur Andersen LLP

                                                  ARTHUR ANDERSEN LLP


Cleveland, Ohio
July 13, 1998